UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Intermediate Muni Fund Inc. (SBI)

ANNUAL REPORT

DECEMBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Intermediate Muni Fund Inc.

Annual Report • December 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	19

	Statement of Operations	20

	Statements of Changes in Net Assets	21

	Financial Highlights	22

	Notes to Financial Statements	23

Fund Objective	Report of Independent Registered Public Accounting Firm	29
The Fund’s investment
objective is to provide	Board Approval of Management and Subadvisory Aggreements	30
common shareholders a
high level of current income	Financial Data	35
exempt from regular federal
income taxes consistent	Additional Information	36
with prudent investing
	Annual Chief Executive Officer and Chief Financial Officer Certification	40

	Dividend Reinvestment Plan	41

	Important Tax Information	43

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008,

Western Asset Intermediate Muni Fund Inc.	I

bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended December 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 3.36% and 6.97%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Western Asset Intermediate Muni Fund Inc.

Special Shareholder Notices

On August 15, 2007, the Board of Directors of Western Asset Intermediate Muni Fund Inc. approved a change in the benchmark index for the Fund to the Lehman Brothers 1-15 Year Municipal Bond Indexvi, effective with the close of business on June 30, 2007. Previously, the Fund’s benchmark had been the Lehman Brothers Municipal Bond Index. In the opinion of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, this change provides for a more effective benchmark index for the Fund.

Additionally, on November 19, 2007, the Board of Directors approved a change to one of the Fund’s fundamental investment policies, subject to stockholder approval. The Board of Directors also approved changes on November 19, 2007, to be effective December 19, 2007, to the Fund’s non-fundamental investment polices relating to the Fund’s investment in securities rated below investment grade and options. These changes, which are further described below, are intended to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives and address recent and future developments in the market, but the Fund’s portfolio managers do not currently anticipate that any dramatic changes in the Fund’s portfolio composition or investment approach will result.

The Board of Directors approved management’s proposal to remove the fundamental investment policy of the Fund, subject to stockholder approval, that currently requires that the Fund, under normal market conditions, invest at least 80% of its total assets in municipal obligations with remaining effective maturities of less than 15 years while retaining the non-fundamental investment policy that requires it to maintain a dollar-weighted average effective maturity of between three and 10 years. The intention of this policy change is to provide the investment manager with greater flexibility to invest in municipal obligations of all maturities, while also maintaining the “intermediate” character of the Fund.

The Fund will solicit stockholders to seek their approval of the change to this fundamental policy at the Fund’s next annual meeting of stockholders, to be held in April 2008. In connection with the proposal to change the Fund’s

Western Asset Intermediate Muni Fund Inc.	III

fundamental investment policy relating to maturity, the Fund intends to file a proxy statement with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement when it becomes available, because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available for free on the SEC’s website at www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Fund at 1-888-777-0102 or by visiting the Fund’s website at www.leggmason.com/individualinvestors.

The Fund, its directors and executive officers and other members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its shareholders in connection with the proposal to change the Fund’s fundamental investment policy relating to maturity. Information concerning the interests of the Fund’s participants in the solicitation is set forth in the Fund’s proxy statements and stockholder reports on Form N-CSR, previously filed with the SEC.

On November 19, 2007, the Fund’s Board of Directors also approved amending the Fund’s non-fundamental investment policies to provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in debt securities that are, at the time of investment, rated investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the investment manager. In addition, up to 20% of the Fund’s total assets may be invested in debt securities that are, at the time of investment, rated below investment grade (“high-yield”) by an NRSRO or, if unrated, of equivalent quality as determined by the investment manager. The Fund’s current investment guidelines require the Fund, under normal market conditions, to invest at least two-thirds of its total assets in municipal obligations rated in the three highest categories by an NRSRO at the time of investment.

In addition, the Board of Directors approved the removal of the restriction on the Fund’s ability to purchase and sell (or write) options on its assets. Previously, the Fund was

IV	Western Asset Intermediate Muni Fund Inc.

restricted to purchasing or selling options to 20% of its assets.

Investments in these types of securities, and other types of securities that are permissible under the amended non-fundamental investment policies, may involve additional risk.

As a result of the amendment to the Fund’s non-fundamental investment policies, up to 20% of the Fund’s total assets may be invested in debt securities that are, at the time of investment, rated below investment grade (“high-yield”) by an NRSRO or, if unrated, of equivalent quality as determined by the investment manager. High-yield securities, commonly referred to as “junk bonds,” and unrated securities generally offer a higher current yield than that available from higher-grade issues, but are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity. During periods of economic downturn or rising interest rates, issuers of low-rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low-rated and unrated securities, especially in a market characterized by a low volume of trading.

In addition, under the Fund’s amended non-fundamental investment policies, the Fund is no longer prohibited from purchasing or selling (or writing) options on more than 20% of the Fund’s total assets. The Fund may invest in options on municipal securities that are traded over-the-counter or on a national securities exchange. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the

Western Asset Intermediate Muni Fund Inc.	V

agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund’s portfolio and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future. The Fund may also sell put and call options as a means of increasing the yield on the Fund’s portfolio and as a means of providing limited protection against decreases in market value of the Fund’s portfolio.

When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being “called away” at the strike price of the option which may be substantially

VI	Western Asset Intermediate Muni Fund Inc.

below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being “put to” the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

Auction Rate Cumulative Preferred Stock

Subsequent to the year-end of the Fund, the Auction Rate Preferred Stock (“ARPS”) market experienced difficulties due to an imbalance between demand for and supply of such securities. This resulted in a large number of failed auctions within this sector, including the outstanding ARPS issued by the Fund. A “failed auction” occurs when there are not enough buyers to match with sellers. At that point, preferred shareholders who wish to sell may not be able to do so until an auction occurs where a sufficient number of buy orders are submitted. As a result of a failed auction, the issuer pays a rate, called “the maximum rate,” as compensation to the preferred holders who then typically must wait until the next auction for another attempt to sell securities. At current rates, management believes that maintaining the existing level of leverage is in the best interest of the Fund and its common shareholders; however, the cost of leverage may vary and management continues to evaluate the desirability of maintaining leverage for the Fund.

A failed auction does not constitute an event of default and therefore did not impact the credit ratings of the ARPS issued by the Fund.

The Fund issued a press release on February 19, 2008 and more detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset Intermediate Muni Fund Inc.	VII

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

February 20, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Lehman Brothers 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of 1-15 years.

VIII	Western Asset Intermediate Muni Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.

The municipal bond market also experienced periods of volatility and lagged its taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexv, returned 3.36% during the one-year period ended December 31, 2007. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvi, returned 6.97% over the same period.

Performance Review

For the 12 months ended December 31, 2007, Western Asset Intermediate Muni Fund Inc. returned 3.89% based on its net asset value (“NAV”)vii and 0.79% based on its American Stock Exchange (“AMEX”) market price per share. In comparison, the Fund’s new unmanaged benchmark, the Lehman Brothers 1-15 Year Municipal Bond Indexviii, and its former unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 4.47% and 3.36%, respectively, for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averageix increased 1.42% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	1

During the 12-month period, the Fund made distributions to shareholders totaling $0.419 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2007. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of December 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$9.68 (NAV)	3.89%
$8.66 (Market Price)	0.79%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Our concentration in higher-quality issuers was a positive contributor to performance. This was especially helpful in the second half of the reporting period as credit spreads widened due to a flight to quality in Treasurys and as concerns increased about companies that insure municipal bonds (also known as monoline insurers). Our opportunistic hedging of durationx enhanced performance as well, especially in the spring of 2007 when interest rates moved higher. The portfolio was mostly unhedged in the second half of the reporting period as rates declined. Elsewhere, an overweight to pre-refundedxi bonds helped performance as Treasury yields moved lower during the second half of the year.

What were the leading detractors from performance?

A. An underweight to lower-quality municipal securities in the first half of the reporting period was somewhat of a detractor from performance. Additionally, during the year, the municipal yield curvexii steepened, with the yields on shorter-term maturities experiencing the biggest declines. As a result, our underweight to the two to four year portion of the municipal yield curve was a slight detractor from performance.

2	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Q. Were there any significant changes made to the Fund during the reporting period?

A. Although there were no significant changes to the Fund’s positioning over the period, there were changes to the Fund’s benchmark and non-fundamental investment policies, as described in the Letter from the Chairman. These changes, noted under the “Special Shareholder Notices,” are intended to provide for a more effective benchmark index and provide the portfolio managers with additional flexibility to meet the Fund’s objectives

Looking for Additional Information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	The Lehman Brothers 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of 1-15 years.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

x

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xi

A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

xii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

*A refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal, interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond). This is accomplished with the proceeds of a refunding issue. Once refunded, a bond takes on the credit quality of the securities held in the escrow. Bonds are commonly refunded to achieve savings when interest rates decline, though sometimes issuers refund a bond to relieve themselves of legal covenants in the refunded issue which they feel have become too restrictive.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	5

Schedule of Investments (December 31, 2007)

Western Asset Intermediate Muni Fund Inc.

Face Amount	Security	Value
MUNICIPAL BONDS — 98.8%
Alabama — 3.0%
$3,000,000	Alabama State Public School & College Authority, FSA,5.125% due 11/1/15 (a)	$3,089,850
1,225,000	Baldwin County, AL, Board of Education, Capital Outlay SchoolWarrants, AMBAC, 5.000% due 6/1/20	1,294,310
94,127	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (b)	96,567
1,000,000	Saraland, AL, GO, MBIA, 5.250% due 1/1/15	1,058,310
	Total Alabama	5,539,037
Alaska — 1.6%
1,000,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (c)	1,067,390
500,000	Anchorage, AK, GO, Refunding, FGIC, 6.000% due 10/1/14	571,875
1,250,000	North Slope Boro, AK, Refunding, MBIA, 5.000% due 6/30/15	1,358,850
	Total Alaska	2,998,115
Arizona — 0.2%
	Maricopa County, AZ, Hospital Revenue:
15,000	Samaritan Health Service, 7.625% due 1/1/08 (b)	15,000
308,000	St. Lukes Medical Center, 8.750% due 2/1/10 (b)	325,504
	Total Arizona	340,504
Arkansas — 1.5%
1,500,000	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, 7.000% due 2/1/15 (d)	1,611,945
1,000,000	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (c)	1,049,790
	Total Arkansas	2,661,735
California — 4.5%
1,500,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	1,525,410
3,000,000	California State Economic Recovery, GO, 5.000% due 7/1/17	3,139,650
2,000,000	California Statewide CDA Revenue, Lodi Memorial Hospital, 5.000% due 12/1/22	2,050,200
5,000	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08 (b)	5,225

See Notes to Financial Statements.

6	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
California — 4.5% (continued)
$905,000	Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC, 9.625% due 7/1/13 (b)	$1,062,479
290,000	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines Inc., 8.000% due 7/1/13 (b)	327,062
90,000	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (b)	103,492
	Total California	8,213,518
Colorado — 5.3%
1,860,000	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC, 5.500% due 12/1/20	1,968,829
	Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	Bromley East Project, 7.000% due 9/15/20 (d)	1,126,610
1,155,000	Bromley School Project, XLCA, 5.125% due 9/15/20	1,241,082
1,350,000	Refunding & Improvement, University Lab School, XLCA, 5.250% due 6/1/24	1,438,236
500,000	University Lab School Project, 6.125% due 6/1/21 (d)	544,660
710,000	Denver, CO, Health & Hospital Authority, 6.250% due 12/1/16 (d)	786,737
1,765,000	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement, FSA, 6.000% due 11/1/14 (d)	1,903,323
750,000	SBC Metropolitan District, CO, GO, ACA, 5.000% due 12/1/25	681,165
	Total Colorado	9,690,642
Connecticut — 2.2%
2,000,000	Connecticut State HEFA Revenue, Bristol Hospital, 5.500% due 7/1/21	2,064,760
1,855,000	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, ACA, 6.375% due 7/1/12 (c)	1,911,132
	Total Connecticut	3,975,892
Florida — 2.0%
105,000	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA, 8.625% due 10/1/09 (b)	111,735
1,200,000	Old Palm Community Development District, FL, Palm Beach Gardens, 5.375% due 5/1/14	1,066,068
	Orange County, FL, Health Facilities Authority Revenue:
505,000	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	526,947
1,500,000	Hospital Adventist Health Systems, 6.250% due 11/15/24 (d)	1,690,800
250,000	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09 (b)	266,415
	Total Florida	3,661,965

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	7

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Georgia — 9.6%
$970,000	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC, 5.250% due 12/1/23	$1,024,844
650,000	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, 6.000% due 1/1/17	665,366
	Fulton County, GA, Development Authority Revenue, Morehouse College Project, AMBAC:
340,000	5.000% due 12/1/18	371,943
560,000	5.000% due 12/1/19	609,246
635,000	5.000% due 12/1/20	688,124
1,000,000	Gainesville, GA, Water & Sewer Revenue, FSA, 5.375% due 11/15/20 (d)	1,079,930
	Georgia Municipal Electric Authority:
3,000,000	Power Revenue, Refunding, FSA, 5.000% due 1/1/18	3,162,270
410,000	Power System Revenue, 6.500% due 1/1/12	434,346
1,000,000	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC, 5.000% due 1/1/21	1,057,340
6,000,000	Main Street Natural Gas Inc., GA, Gas Project Revenue, 5.500% due 9/15/24	6,104,700
2,120,000	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, 7.000% due 7/1/11 (b)	2,316,291
	Total Georgia	17,514,400
Illinois — 3.6%
535,000	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/06 (e)	13,375
1,500,000	Chicago, IL, O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, FSA, 5.750% due 1/1/19 (c)	1,612,995
1,000,000	Cicero, IL, Tax Increment, XLCA, 5.250% due 1/1/21	1,066,790
905,000	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, 7.100% due 12/1/15 (b)	1,048,089
365,000	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12 (b)	379,509
265,000	Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (b)	289,685
1,310,000	Kane County, IL, GO, FGIC, 5.500% due 1/1/14 (d)	1,408,774
270,000	Mount Veron, IL, Elderly Housing Corp., First Lien Revenue, 7.875% due 4/1/08	270,988
1,000,000	Will County, IL, GO, School District North 122 New Lenox, Capital Appreciation Refunding School, FSA, zero coupon bond to yield 5.188% due 11/1/24	460,680
	Total Illinois	6,550,885

See Notes to Financial Statements.

8	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Indiana — 0.6%
$800,000	Ball State University, Indiana University Revenue, Student Fee, FGIC, 5.750% due 7/1/20	$866,200
130,000	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10 (b)	137,423
	Total Indiana	1,003,623
Iowa — 1.0%
1,000,000	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	1,047,050
720,000	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (b)	829,915
	Total Iowa	1,876,965
Louisiana — 1.2%
245,000	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna, 8.000% due 5/15/12 (b)	270,962
1,690,000	Monroe, LA, Sales & Use Tax Revenue, FGIC, 5.625% due 7/1/25 (d)	1,884,215
	Total Louisiana	2,155,177
Maryland — 1.8%
1,000,000	Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, FSA, 6.500% due 7/1/13	1,084,960
2,000,000	Montgomery County, MD, GO, 5.250% due 10/1/14	2,150,880
	Total Maryland	3,235,840
Massachusetts — 4.7%
255,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (b)	264,494
1,130,000	Lancaster, MA, GO, AMBAC, 5.375% due 4/15/17	1,225,101
	Massachusetts State DFA Revenue:
500,000	Curry College, ACA, 6.000% due 3/1/20	508,770
370,000	VOA Concord, GNMA-Collateralized, 6.700% due 10/20/21 (d)	432,893
	Massachusetts State HEFA Revenue:
	Caritas Christi Obligation:
2,000,000	6.500% due 7/1/12	2,091,160
835,000	6.750% due 7/1/16	892,531
1,000,000	Milford-Whitinsville Regional Hospital, 6.500% due 7/15/23 (d)	1,141,790
980,000	Winchester Hospital, 6.750% due 7/1/30 (d)	1,063,849
960,000	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17 (c)	987,494
	Total Massachusetts	8,608,082

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	9

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Michigan — 3.7%
$1,775,000	Carrier Creek, MI, Drain District No. 326, AMBAC, 5.000% due 6/1/24	$1,865,685
1,000,000	Jenison, MI, Public Schools GO, Building and Site, FGIC, 5.500% due 5/1/20	1,070,450
1,000,000	Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.500% due 11/1/18	1,060,130
	Michigan State, Hospital Finance Authority Revenue, Refunding, Hospital Sparrow Obligated:
500,000	5.000% due 11/15/12	520,310
1,190,000	5.000% due 11/15/14	1,247,643
1,000,000	Walled Lake, MI, Consolidated School District, MBIA, 5.000% due 5/1/22	1,048,650
	Total Michigan	6,812,868
Missouri — 1.6%
1,000,000	Hazelwood, MO, School District, Missouri Direct Deposit Program, FGIC, 5.000% due 3/1/23	1,053,390
405,000	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11 (b)	438,813
1,000,000	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Control, State Revolving Funds Program, 5.250% due 7/1/18	1,130,040
15,000	Missouri State Housing Development Community Mortgage Revenue, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)	15,266
225,000	Nevada, MO, Waterworks Systems Revenue, AMBAC, 10.000% due 10/1/10 (b)	252,684
	Total Missouri	2,890,193
Nebraska — 1.2%
	NebHELP Inc. Nebraska Revenue, MBIA:
1,100,000	6.200% due 6/1/13 (c)	1,114,091
1,000,000	6.450% due 6/1/18 (c)	1,069,250
	Total Nebraska	2,183,341
Nevada — 0.3%
535,000	Henderson, NV, Health Care Facilities Revenue, Unrefunded Balance, Catholic West, 6.200% due 7/1/09 (b)	549,632
New Hampshire — 4.1%
	New Hampshire HEFA Revenue:
	Covenant Health:
445,000	6.500% due 7/1/17 (d)	500,687
320,000	6.500% due 7/1/17	347,533
6,680,000	Healthcare Systems Covenant Health, 5.000% due 7/1/28	6,604,049
	Total New Hampshire	7,452,269

See Notes to Financial Statements.

10	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
New Jersey — 0.1%
$130,000	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13 (b)	$152,247
New Mexico — 1.5%
1,100,000	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC, 5.250% due 10/1/18	1,231,285
1,415,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, MBIA, 5.000% due 6/15/19	1,512,409
	Total New Mexico	2,743,694
New York — 4.4%
585,000	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	591,564
3,025,000	New York State Dormitory Authority, New York & Presbyterian Hospital, FSA, 5.250% due 2/15/24	3,203,051
2,000,000	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, AMBAC, 5.000% due 4/1/21	2,127,800
2,000,000	Tobacco Settlement Financing Corp., New York, Asset-Backed, 5.500% due 6/1/14	2,052,220
	Total New York	7,974,635
North Carolina — 1.0%
1,000,000	North Carolina Eastern Municipal Power Agency, Power System Revenue, 6.450% due 1/1/14	1,054,910
645,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10 (b)	690,382
	Total North Carolina	1,745,292
Ohio — 5.3%
2,000,000	American Municipal Power-Ohio Inc., Electricity Purchase Revenue, 5.000% due 2/1/13	2,057,640
1,370,000	Cleveland, OH, Waterworks Revenue, 5.250% due 1/1/21 (d)	1,472,325
665,000	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	684,066
1,000,000	Kettering, OH, City School District, School Improvement, FSA, 5.000% due 12/1/19	1,067,270
	Lake County, OH, Hospital Improvement Revenue:
115,000	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (b)	122,854
65,000	Ridgecliff Hospital Project, 8.000% due 10/1/09 (b)	68,664
	Ohio State:
3,010,000	GO, Conservation Project, 5.250% due 9/1/13	3,184,550

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	11

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Ohio — 5.3% (continued)
	Water Development Authority Revenue:
$860,000	Refunding, Safe Water Service, 9.375% due 12/1/10 (b)	$908,384
110,000	Safe Water, 9.000% due 12/1/10 (b)	115,310
	Total Ohio	9,681,063
Oklahoma — 0.5%
	Tulsa, OK, Municipal Airport Trust Revenue, Refunding American Airlines:
500,000	5.650% due 12/1/08 (c)(f)(g)	495,630
500,000	6.000% due 12/1/08 (c)(f)(g)	497,145
	Total Oklahoma	992,775
Oregon — 0.8%
335,000	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08 (b)	345,774
1,035,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12 (c)	1,058,463
	Total Oregon	1,404,237
Pennsylvania — 5.6%
630,000	Conneaut, PA, School District GO, AMBAC, 9.500% due 5/1/12 (b)	700,598
1,000,000	Harrisburg, PA, Parking Authority Parking Revenue, FSA, 5.500% due 5/15/20 (d)	1,081,930
1,365,000	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian, 5.500% due 7/1/19	1,420,965
1,000,000	Pennsylvania State IDA Revenue, Economic Development, AMBAC, 5.500% due 7/1/21	1,075,460
	Philadelphia, PA:
1,000,000	Gas Works Revenue, General Ordinance, AMBAC, 5.000% due 10/1/17	1,092,630
30,000	Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (b)	30,596
1,000,000	School District, FSA, 5.500% due 2/1/23 (d)	1,085,600
2,000,000	Water & Wastewater, FGIC, 5.250% due 11/1/14	2,154,040
1,350,000	Pittsburgh, PA, School District GO, FSA, 5.375% due 9/1/16	1,521,477
	Total Pennsylvania	10,163,296
Rhode Island — 0.6%
1,000,000	Central Falls, RI, GO, Radian, 5.875% due 5/15/15	1,041,630

See Notes to Financial Statements.

12	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
South Carolina — 3.3%
$1,445,000	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	$1,529,258
	Greenville County, SC, School District Installment Purchase Revenue, Refunding:
2,000,000	Building Equity Sooner Tomorrow, 5.875% due 12/1/19 (d)	2,252,440
2,000,000	Building Equity 6.000% due 12/1/21 (d)	2,264,582
	Total South Carolina	6,046,280
South Dakota — 1.4%
2,400,000	Minnehana County, SD, GO, Limited Tax Certificates, 5.625% due 12/1/20 (d)	2,558,256
Tennessee — 3.2%
385,000	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (b)	415,257
210,000	McMinnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	213,608
5,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.250% due 9/1/23	5,101,550
	Total Tennessee	5,730,415
Texas — 12.6%
5,140,000	Austin Texas Electric Utility System Revenue, Refunding, AMBAC, 5.000% due 11/15/19 (a)	5,528,121
2,000,000	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	2,129,760
2,000,000	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien, AMBAC, 5.375% due 12/1/16 (d)	2,161,620
1,000,000	Dallas-Fort Worth, TX, International Airport Revenue, Refunding, FSA, 5.500% due 11/1/20 (c)	1,047,370
	El Paso County, TX, Housing Finance Corp.:
265,000	La Plaza Apartments, Subordinated, 8.000% due 7/1/30	268,668
360,000	MFH Revenue, American Village Communities, 6.250% due 12/1/24	369,605
	El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, FSA:
955,000	6.000% due 3/1/15 (d)	1,056,727
45,000	6.000% due 3/1/15	49,444
2,000,000	Fort Worth, TX, Water & Sewer Revenue, 5.625% due 2/15/17 (d)	2,180,660
1,000,000	Harris County, TX, Hospital District Revenue, MBIA, 6.000% due 2/15/15 (d)	1,072,240
5,000,000	Houston, TX Independent School District, GO, Refunding Ltd., PSF-GTD, 5.000% due 8/15/17	5,487,700
1,000,000	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC, 5.500% due 10/1/19 (d)	1,098,540

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	13

Schedule of Investments (December 31, 2007) (continued)

Face Amount	Security	Value
Texas — 12.6% (continued)
$ 180,000	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10 (b)	$201,361
175,000	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized, 9.156% due 1/10/08 (c)(f)(h)	181,863
	Total Texas	22,833,679
Utah — 1.8%
1,580,000	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, AMBAC, 5.000% due 7/1/24	1,666,758
	Spanish Fork City, UT, Water Revenue, FSA:
1,135,000	5.500% due 6/1/16	1,224,540
350,000	5.500% due 6/1/16 (d)	382,238
	Total Utah	3,273,536
Washington — 1.8%
1,000,000	Clark County, WA, School District No. 117 Camas, GO, FSA, 5.000% due 12/1/18	1,092,230
2,000,000	Energy Northwest Washington Electric Revenue, Project No. 3, FSA, 5.500% due 7/1/18	2,152,220
	Total Washington	3,244,450
West Virginia — 0.0%
70,000	Cabell Putnam & Wayne Counties, WV, Single - Family Residence Mortgage Revenue, FGIC, 7.375% due 4/1/10 (b)	72,559
Wisconsin — 1.2%
2,000,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, 6.000% due 11/1/21 (c)	2,121,680
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $175,141,764)	179,694,407
SHORT-TERM INVESTMENTS — 1.2%
Alabama — 0.1%
100,000	Southeast Alabama Gas District, Alabama Revenue, SPA-Societe Generale, 3.750%, 1/2/08 (i)	100,000
Texas — 1.1%
2,100,000	Harris County, TX, Health Facilities Development Corp. Revenue, Refunding, Methodist Hospital Systems, 3.420%, 1/3/08 (i)	2,100,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $2,200,000)	2,200,000
	TOTAL INVESTMENTS — 100.0% (Cost — $177,341,764#)	$181,894,407

See Notes to Financial Statements.

14	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

(a)   All or a portion of this security is segregated for extended settlements.

(b)   Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)   Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)   Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)   Security is currently in default.

(f)    Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(g)   Maturity date shown represents the mandatory tender date.

(h)   Residual interest bonds–coupon varies inversely with level of short-term tax-exempt interest rates.

(i)    Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#      Aggregate cost for federal income tax purposes is $177,353,490.

Abbreviations used in this schedule:
ACA	-	American Capital Assurance-Insured Bonds
AMBAC	-	Ambac Assurance Corporation-Insured Bonds
CDA	-	Community Development Authority
COP	-	Certificate of Participation
DFA	-	Development Finance Agency
EFA	-	Educational Facilities Authority
FGIC	-	Financial Guaranty Insurance Company-Insured Bonds
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
FSA	-	Financial Security Assurance-Insured Bonds
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
GTD	-	Guaranteed
HEFA	-	Health & Educational Facilities Authority
IDA	-	Industrial Development Authority
INDLC	-	Industrial Indemnity Company-Insured Bonds
MBIA	-	Municipal Bond Investors Assurance Corporation-Insured Bonds
MFH	-	Multi-Family Housing
PSF	-	Permanent School Fund
RIBS	-	Residual Interest Bonds
Radian	-	Radian Assets Assurance
SPA	-	Standby Bond Purchase Agreement-Insured Bonds
XLCA	-	XL Capital Assurance Inc.-Insured Bonds

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	15

Schedule of Investments (December 31, 2007) (continued)

Summary of Investments by Industry*

Pre-Refunded/Escrowed to Maturity	25.7%
Electric	16.5
Hospitals	16.0
Local General Obligation	15.4
Transportation	4.6
Education	4.6
Water & Sewer	4.3
Leasing	4.2
Industrial Development	2.4
State General Obligation	1.7
Other Revenue	1.5
Special Tax	1.2
Resource Recovery	1.2
Housing	0.7
100.0%

*      As a percentage of total investments. Please note that Fund holdings are as of December 31, 2007 and are subject to change.

Ratings Table† (unaudited)

S&P/Moody’s/Fitch‡

AAA/Aaa	53.0%
AA/Aa	18.1
A	11.3
BBB/Baa	7.9
BB/Ba	2.4
B/B	0.5
CCC/Caa	0.4
A-1/VMIG1	1.2
NR	5.2
100.0%

†      As a percentage of total investments.

‡      S&P primary rating; Moody’s secondary, then Fitch.

See pages 17 and 18 for definitions of ratings.

See Notes to Financial Statements.

16	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	17

Bond Ratings (unaudited) (continued)

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

18	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $177,341,764)	$ 181,894,407
Cash	40,195
Interest receivable	2,894,274
Receivable for securities sold	1,211,000
Prepaid expenses	18,029
Total Assets	186,057,905
LIABILITIES:
Investment management fee payable	86,799
Distributions payable to auction rate cumulative preferred stockholders	41,967
Directors’ fees payable	22,208
Accrued expenses	83,062
Total Liabilities	234,036
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000
Total Net Assets	$ 135,823,869

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$ 14,033
Paid-in capital in excess of par value	141,521,690
Overdistributed net investment income	(5,122)
Accumulated net realized loss on investments and futures contracts	(10,259,375)
Net unrealized appreciation on investments	4,552,643
Total Net Assets	$ 135,823,869
Shares Outstanding	14,032,784
Net Asset Value	$9.68

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	19

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$ 9,082,616
EXPENSES:
Investment management fee (Note 2)	1,021,591
Auction participation fees (Note 4)	125,000
Shareholder reports	65,020
Legal fees	40,021
Audit and tax	33,927
Directors’ fees	28,616
Transfer agent fees	22,283
Stock exchange listing fees	22,113
Custody fees	8,786
Insurance	4,910
Miscellaneous expenses	7,559
Total Expenses	1,379,826
Net Investment Income	7,702,790
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(221,322)
Futures contracts	1,090,906
Net Realized Gain	869,584
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,660,506)
Futures contracts	(236,416)
Change in Net Unrealized Appreciation/Depreciation	(1,896,922)
Net Loss on Investments and Futures Contracts	(1,027,338)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 4)	(1,898,597)
Increase in Net Assets From Operations	$ 4,776,855

See Notes to Financial Statements.

20	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$ 7,702,790	$ 7,924,126
Net realized gain	869,584	644,747
Change in net unrealized appreciation/depreciation	(1,896,922)	696,064
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(1,898,597)	(1,743,031)
Increase in Net Assets From Operations	4,776,855	7,521,906
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,879,737)	(6,146,360)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(5,879,737)	(6,146,360)
Increase (Decrease) in Net Assets	(1,102,882)	1,375,546
NET ASSETS:
Beginning of year	136,926,751	135,551,205
End of year*	$135,823,869	$136,926,751
* Includes undistributed (overdistributed) net investment income of:	$(5,122)	$71,765

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	21

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$9.76	$9.66	$10.02	$10.26	$10.27
Income (Loss) From Operations:
Net investment income	0.55	0.56	0.56	0.64	0.68
Net realized and unrealized gain (loss)	(0.07)	0.10	(0.27)	(0.23)	(0.03)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.14)	(0.12)	(0.09)	(0.04)	(0.05)
Total Income From Operations	0.34	0.54	0.20	0.37	0.60
Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.42)	(0.44)	(0.56)	(0.61)	(0.61)
Total Distributions	(0.42)	(0.44)	(0.56)	(0.61)	(0.61)
Net Asset Value, End of Year	$9.68	$9.76	$9.66	$10.02	$10.26
Market Price, End of Year	$8.66	$9.00	$8.60	$9.36	$10.19
Total Return, Based on NAV(1)(2)	3.89%	6.17%	2.41%	3.99%	6.22%
Total Return, Based on Market Price(1)	0.79%	9.97%	(2.40)%	(2.19)%	13.33%
Net Assets, End of Year (millions)	$136	$137	$136	$141	$144
Ratios to Average Net Assets:(3)
Net expenses	1.02	1.14 (4)	1.23 (5)	1.14 (5)	1.13 (5)
Net expenses, excluding interest expense	1.02	1.03 (4)	1.12	1.07	1.07
Net investment income	5.67	5.82	5.89	6.34	6.55
Portfolio Turnover Rate	26%	7%	18%	32%	21%
Auction Rate Cumulative Preferred Stock:(6)
Total Amount Outstanding (000s)	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	92,912	93,463	92,776	95,272	96,840
Involuntary Liquidating Preference Per Share(7)	25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share(7)	25,000	25,000	25,000	25,000	25,000

(1)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(4)

Reflects fee waivers and/or expense reimbursements. Without these fee waivers and/or expense reimbursements the ratio for gross expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

(5)	Ratios for 2003 through 2005 were changed to reflect a correction of an immaterial amount.
(6)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
(7)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

22	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.     Organization and Significant Accounting Policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment,

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	23

Notes to Financial Statements (continued)

the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive distributions in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s total assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(1,343)	$1,343

(a)     Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

24	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

2.     Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2007, the Fund had accrued $17,402 as deferred compensation payable under this Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.     Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$48,968,932
Sales	47,392,951

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 5,731,080
Gross unrealized depreciation	(1,190,163)
Net unrealized appreciation	$ 4,540,917

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	25

Notes to Financial Statements (continued)

4.     Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The dividend rates ranged from 3.500% to 5.000% during the year ended December 31, 2007. At December 31, 2007, the dividend rate was 5.000%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. The ARCPS are otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as a broker-dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker-dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended December 31, 2007, CGM earned $125,000 as a participating broker/dealer.

5.     Distributions Subsequent to December 31, 2007

On November 19, 2007, the Board of Directors (“Board”) of the Fund declared dividend distributions in the amount of $0.034 per share payable on January 25 and February 29, 2008 to shareholders of record on January 18 and February 22, 2008, respectively.

6.     Income Tax Information and Distributions to Shareholders

	2007	2006
Distributions Paid From: Tax-Exempt Income to Common Shareholders	$5,877,253	$6,146,360
Tax-Exempt Income to Taxable Auction Rate Cumulative Preferred Stockholders	1,897,786	1,743,031
Ordinary Income to Common Shareholders	2,484	—
Ordinary Income to Taxable Auction Rate Cumulative Preferred Stockholders	811	—
Total Distributions Paid	$7,778,334	$7,889,391

26	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 32,361
Capital loss carryforward*	(10,128,908)
Other book/tax temporary differences(a)	(156,224)
Unrealized appreciation/(depreciation)(b)	4,540,917
Total Accumulated Earnings/(Losses) — Net	$ (5,711,854)
*

During the taxable year ended December 31, 2007, the Fund utilized $729,752 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2010	$ (3,867,889)
12/31/2011	(569,469)
12/31/2012	(3,529,445)
12/31/2013	(2,162,105)
$ (10,128,908)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

7.     Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

8.     Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	27

Notes to Financial Statements (continued)

9.     Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Intestate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities.

28	Western Asset Intermediate Muni Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Intermediate Muni Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Muni Fund Inc. as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate Muni Fund Inc. as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

Western Asset Intermediate Muni Fund Inc. 2007 Annual Report	29

Board Approval of Management and Subadvisory Agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Intermediate Municipal Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the

30	Western Asset Intermediate Muni Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Funds compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged intermediate municipal debt funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Performance Universe consisted of eight funds. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2007 was ranked eighth among the eight funds in the Performance Universe. The Board considered the Manager’s explanation of the underperformance relative to the Performance Universe.

Western Asset Intermediate Muni Fund Inc.	31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Among other things, the Manager noted that, although future performance cannot be guaranteed, the Subadviser’s current portfolio management team assumed responsibility in December 2005; that the Fund’s results had shown improvement since June 30, 2007 as changes implemented in the Fund’s strategy by its portfolio team took effect; and that the Fund’s duration was adjusted opportunistically and higher yielding credits were added to the Fund’s portfolio when credit spreads widened in August and September 2007. The Board also considered the Fund’s performance relative to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above (including steps taken to address the Fund’s relative underperformance), the Board concluded that, under the circumstances, the Fund’s performance was not such as to support a determination against continuation of the Management and Sub-advisory Agreements for an additional one-year period, especially in light of its recent improved performance.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and three other closed-end leveraged intermediate municipal debt funds, as classified by Lipper. The Expense Group funds had assets ranging from $100.5 million to $580.8 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Fund’s contractual Management Fee was ranked first among the four funds in the Expense Group measured on both the basis of common assets and common and leveraged assets. However, the Fund’s actual Management Fee (i.e., giving effect to a voluntary fee waiver implemented by the Manager) and its actual total expenses ranked fourth among the four funds in the Expense Group on both a common assets and common and leveraged assets basis. The Board considered Management’s belief that both the small size of the Fund and the small size of the Expense Group made meaningful comparisons difficult. Management noted that the other funds in the Expense Group appeared to have had large fee waivers in effect during the period.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees

32	Western Asset Intermediate Muni Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased over the period covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio,

Western Asset Intermediate Muni Fund Inc.	33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	Western Asset Intermediate Muni Fund Inc.

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Period	AMEX Closing Price*	Net Asset Value*	Distributions Paid	Reinvestment Price
Fiscal Year 2006
January	$8.74	$9.69	$0.037	$8.78
February	8.91	9.69	0.037	8.87
March	8.80	9.65	0.037	8.92
April	8.57	9.65	0.037	8.69
May	8.56	9.67	0.037	8.69
June	8.48	9.58	0.037	8.52
July	8.64	9.65	0.037	8.55
August	8.82	9.75	0.037	8.99
September	8.90	9.77	0.037	8.95
October	8.85	9.80	0.035	8.94
November	8.95	9.82	0.035	8.92
December	9.00	9.76	0.035	9.01

Fiscal Year 2007
January	9.11	$9.69	$0.035	$9.11
February	9.26	9.79	0.035	9.23
March	9.05	9.74	0.035	9.15
April	9.22	9.72	0.035	9.27
May	9.12	9.65	0.035	9.08
June	8.95	9.58	0.035	8.93
July	8.95	9.63	0.035	9.01
August	8.87	9.59	0.035	9.05
September	9.12	9.68	0.035	9.08
October	8.70	9.66	0.035	8.96
November	8.63	9.69	0.035	8.54
December	8.66	9.68	0.034	8.81

*On the last business day of the month.

Western Asset Intermediate Muni Fund Inc.	35

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Muni Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Formerly, Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	22	Director of two registered investment companies advised by Blackstone Asia Advisors LLC

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	21	None

36	Western Asset Intermediate Muni Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1)and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class I	Since 2003	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006;) Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of  certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Western Asset Intermediate Muni Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

38	Western Asset Intermediate Muni Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual fund associated with certain predecessor firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 55 Water Street New York,NY 10041 Birth Year: 1967	Controller	Since 2007

Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

(1)    The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)    Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Intermediate Muni Fund Inc.	39

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

40	Western Asset Intermediate Muni Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered  in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Intermediate Muni Fund Inc.	41

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

42	Western Asset Intermediate Muni Fund Inc.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from January 1, 2007 to November 30, 2007 to common shareholders qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.48% of the net investment income distribution paid to common shareholders on December 28, 2007 qualifies as tax-exempt interest dividends for Federal income tax purposes.

Additionally, all of the net investment income distributions paid weekly by the Fund to municipal auction rate cumulative preferred shareholders from January 1, 2007 to December 26, 2007 qualify as tax-exempt interest dividends for Federal income tax purposes. Finally, 98.31% of the net investment income distribution paid to municipal auction rate cumulative preferred shareholders on January 2, 2008 qualifies as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset Intermediate Muni Fund Inc.	43

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Western Asset Intermediate Muni Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson
Riordan Roett	CUSTODIAN
State Street Bank and Trust
OFFICERS	Company
R. Jay Gerken, CFA	225 Franklin Street
President and Chief	Boston, Massachusetts 02110
Executive Officer
TRANSFER AGENT
Kaprel Ozsolak	American Stock Transfer &
Chief Financial Officer	Trust Company
and Treasurer	59 Maiden Lane
New York, New York 10038
Ted P. Becker
Chief Compliance Officer	AUCTION AGENT
Deutsche Bank
Robert I. Frenkel	60 Wall Street
Secretary and Chief Legal Officer	New York, New York 10005

Thomas C. Mandia	INDEPENDENT
Assistant Secretary	REGISTERED PUBLIC
ACCOUNTING FIRM
Albert Laskaj	KPMG LLP
Controller	345 Park Avenue
New York, New York 10154
Steven Frank
Controller	LEGAL COUNSEL
Simpson Thacher &
WESTERN ASSET	Bartlett LLP
INTERMEDIATE MUNI	425 Lexington Avenue
FUND INC.	New York, New York 10017
55 Water Street
32nd Floor	AMERICAN STOCK
New York, New York 10041	EXCHANGE SYMBOL
SBI

This report is intended only for the shareholders of Western Asset Intermediate Muni Fund Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Western Asset Intermediate Muni Fund Inc.
WESTERN ASSET INTERMEDIATE MUNI FUND INC. 55 Water Street 32nd Floor
New York, New York 10041
American Stock Transfer &
Trust Company

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

59 Maiden Lane
New York, New York 10038
WASX010710 02/08	SR08-509

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,500 in 2006 and $19,500 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $10,000 in 2006 and $14,430 in 2007. In 2007, these services consisted of procedures performed in connection with Agreed upon Procedures for the calculations pursuant to Supplementary Creating & Fixing of Municipals Auction Rate dated January 22, 2002 and services consisted of procedures performed in connection with Audits related to Tender Options Bonds for Western Asset Intermediate Municipal Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Intermediate Municipal Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,500 in 2006 and $2,500 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Intermediate Municipal Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Intermediate Municipal Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Intermediate Municipal Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Intermediate Municipal Fund Inc. and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Intermediate Municipal Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  Western Asset Intermediate Municipal Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Intermediate Municipal Fund Inc..or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

b)  Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  PROXY VOTING – LMPFA & Western

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Robert E. Amodeo Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Joseph P. Deane Western Asset 620 Eighth Avenue New York, NY 10018	Since 2006	Co-portfolio manager of the fund; Managing Director of Citigroup Asset Management 1993-2005; employee of Western Asset since 2005.

David T. Fare Western Asset 620 Eighth Avenue New York, NY 10018	Since 2006	Co-portfolio manager of the fund; Managing Director of Citigroup Asset Management 1989-2005; employee of Western Asset since 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	114 registered investment companies with $121.6 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in total assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Stephen A. Walsh‡	114 registered investment companies with $121.6 billion in total assets under management	239 Other pooled investment vehicles with $212 billion in total assets under management	1,069 Other accounts with $300.6 billion in total assets under management*

Robert Amodeo	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in total assets under management	20 Other accounts with $1.7 billion in total assets under management**

Joseph P. Deane	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in total assets under management	20 Other accounts with $1.7 billion in total assets under management**

David T. Fare	24 registered investment companies with $21.4 billion in total assets under management	1 Other pooled investment vehicle with $9.4 billion in assets under management	20 Other accounts with $1.7 billion in total assets under management**

*                      Includes 95 accounts managed, totaling $32.7 billion, for which advisory fee is performance based.

**                   Includes 1 account managed, totaling $341.6 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1,3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers as of December 31, 2007.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
S. Kenneth Leech	none
Stephen A. Walsh	none
Robert Amodeo	none
Joseph P. Deane	none
David T. Fare	none

ITEM 9.                  PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) (1) Code of Ethics attached hereto.

     Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

  Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 6, 2008